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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b)
              OR 12(g) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              ECHO BAY MINES LTD.
            (Exact name of registrant as specified in its charter)

                     Incorporated under the laws of Canada
                   (State of incorporation or organization)

                                     None
                     (I.R.S. employer identification no.)


                         Suite 1210, 10180-101 Street
                               Edmonton, Alberta
                   (Address of principal executive offices)


                                    T5J 354
                                  (Zip Code)

           Securities to be registered pursuant to Section 12(b) of
                                   the Act:

                         Common Share Purchase Warrant

           Securities to be registered pursuant to Section 12(g) of
                                   the Act:

                                     None
                               (Title of Class)


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                               Page 1 of 4 Pages
                          Exhibit Index is on Page 4


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                                                                             2


                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered

          The description of the securities to be registered hereby is incorporated by reference to the descriptions contained in the Prospectus Supplement dated May 9, 2002, filed with the Securities and Exchange Commission ("the Commission") pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act of 1933 (the "Securities Act") by Echo Bay Mines Ltd. (the "Company") as part of the Registration Statement on Form S-3 (Registration Nos. 333-35857 and 33-77738) under the caption "Details of the Offering--Warrants".

Item 2.  Exhibits

          The following exhibits are being incorporated by reference in this Registration Statement.

          (a) Warrant Indenture, dated May 9, 2002, between the Company and Computershare Trust Company of Canada (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company, filed on May 13, 2002).


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                                                                             3

                                  SIGNATURES

          Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        ECHO BAY MINES LTD.



     Dated:  May 16, 2002              By: /s/ Lois-Ann L. Brodrick
                                           -----------------------------------
                                           Name:  Lois-Ann L. Brodrick
                                           Title: Vice President and Secretary


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                                 EXHIBIT INDEX



      Exhibit                   Description
      -------                   -----------

      (a) Warrant Indenture, dated May 9, 2002, between the Company and Computershare Trust Company of Canada (incorporated by reference to Exhibit
                                4.1 to the Current Report on Form 8-K of the Company, filed on May 13, 2002).